ANNUAL
                                    REPORT
                        September 30, 2001





                          [ALPHA SELECT LOGO OMITTED]




                           -------------------------
                           Target Select Equity Fund
                           -------------------------

CONTENTS
--------------------------------------------------------------------------------

2    Total Returns and Fund Investment Objective
5    Schedule of Investments
10   Statement of Assets & Liabilities
11   Statement of Operations
12   Statements of Changes in Net Assets
13   Financial Highlights
14   Notes to Financial Statements
18   Report of Independent Auditors
19   Notice to Shareholders

ALPHA SELECT FUNDS
--------------------------------------------------------------------------------

     The Alpha Select Funds offers the Target Select Equity Fund (the "Fund"), a non-diversified mutual fund for individual and institutional investors with three separate classes of shares: Class A, Class C, and Class I. The Class I Shares are the only active class of shares as of September 30, 2001. The minimum initial investment in the Class A and Class C Shares is $1,000 ($500 for retirement plans), and the minimum initial investment in Class I Shares is $500,000. The minimum amount for subsequent investments is $1,000 for Class A and Class C Shares, and $5,000 for Class I Shares. The Fund reserves the right to waive the minimum initial investment, and may do so for financial intermediaries who purchase shares through a brokerage firm or a mutual fund marketplace.
     CONCENTRATED CAPITAL MANAGEMENT, LP ("CCM"), located in King of Prussia, Pennsylvania, was formed on May 19, 2000, and serves as the Adviser to the Fund.
     EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLP, MERCURY ADVISORS, and TURNER INVESTMENT PARTNERS, INC. serve as sub-advisers to the Target Select Equity Fund.
     EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLP is located in Boston, Massachusetts. As of September 30, 2001, Evergreen had $91.5 billion in client assets under management. Maureen Cullinane, Portfolio Manager with Evergreen, serves as portfolio manager of the portion of the Fund's assets managed by Evergreen.
     MERCURY ADVISORS is located in Plainsboro, New Jersey. As of September 30, 2001, Mercury had over $507 billion in client assets under management. Kenneth
L. Chiang, First Vice President of Mercury Advisors, and Robert Martorelli, Senior Vice President of Mercury Advisors, serve as portfolio managers of the portion of the Fund's assets managed by Mercury.
     TURNER INVESTMENT PARTNERS, INC. is based in Berwyn, Pennsylvania. The firm, founded in 1990, invests in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions. As of September 30, 2001, Turner had $7.6 billion in client assets under management. Robert E. Turner, Founder, Chairman, and Chief Investment Officer of Turner Investment Partners, Inc. serves as portfolio manager of the portion of the Fund's assets managed by Turner.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     The Alpha Select Funds shareholders receive annual and semiannual reports and quarterly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-888-BI-ALPHA. Or they may write to Alpha Select Funds, P.O. Box 219520, Kansas City, Missouri 64105-9520.

TARGET SELECT EQUITY FUND

                                               CALENDAR                         ANNUALIZED
TOTAL RETURNS*                               YEAR TO DATE      ONE-YEAR         THREE-YEAR         INCEPTION
YEAR ENDING SEPTEMBER 30, 2001                  RETURN          RETURN            RETURN           TO DATE**
-----------------------------------------------------------------------------------------------------------------
TARGET SELECT EQUITY FUND                       (37.79)%       (57.64)%             9.99%             8.90%
Russell 3000 Index                              (20.78)        (27.91)              2.48              2.58
S&P 500 Index                                   (20.39)        (26.62)              2.04              3.22
Lipper Multi-Cap Growth Funds
Classification                                  (37.75)        (50.15)              1.72              1.31

 *Past performance cannot guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**The inception date for the Target Select Equity Fund is December 31, 1997.


FUND INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The TARGET SELECT EQUITY FUND seeks long-term capital appreciation. It invests primarily in U.S. and foreign common stocks and other equity securities of companies regardless of their market capitalization. The Fund will invest in securities of companies operating in a broad range of industries located in the U.S. and overseas.
     The Fund employs a multi-manager approach to take advantage of the best investment ideas of a number of sub-advisers. Each sub-adviser manages a portion of the Fund's assets, and is expected to select a relatively small number of securities, as few as 10, for its portion of the Fund per each investment strategy. Such a focused security-selection process permits each sub-adviser to act on only the investment ideas that it thinks have the greatest return potential.
     The Fund's multi-manager approach relies upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of the Fund's Adviser, CCM. In selecting investments in the recently and concluded fiscal year, the sub-advisers employed different investment strategies: a growth strategy that emphasizes above-average earnings potential; a global strategy focused on small capitalization companies; a value strategy based on investing in all capitalization companies; and a growth strategy that invested in mid to large capitalization companies. Other or different strategies may be introduced as additional or replacement sub-advisers are hired.

TARGET SELECT EQUITY FUND


During the fiscal year ended September 30, 2001, the Target Select Equity Fund delivered a total return of -57.64%. This compares with a total return of -27.91% for the Fund's benchmark, the Russell 3000 Index.

FUND STRUCTURE & MANAGEMENT
     Several structural changes took place in the Fund during the last year. The Fund was reorganized from the TIP Funds Trust to the Alpha Select Funds Trust on November 1, 2000. As part of that reorganization, shareholders also approved the selection of several new sub- advisers for the Fund; implementation of a performance based advisory fee; and the selection of Concentrated Capital Management, LP (CCM) as the Fund's investment adviser.
     CCM as adviser continues to employ a multi-manager approach, using three sub-advisers to manage four distinct sub-portfolios. Each such sub-portfolio is concentrated, which allows each manager to focus on a limited number of strong ideas from distinct segments of the market. While there may be additional volatility associated with concentrated stock selection, the combination of different managers and investment strategies is designed to benefit shareholders by attempting to mitigate the impact of any increase in volatility.
     Turner Investment Partners manages an all capitalization, earnings momentum growth strategy. Evergreen Investment Management Company manages a mid to large capitalization growth strategy. Mercury Advisors manages the remaining two investment strategies; one is an all capitalization value strategy and the other is a global strategy focused on small capitalization stocks.
     Turner Investment Partners was managing a significant majority of Fund assets prior to the November 2000 changes. In an effort to establish a more equal weighting among the sub-advisers, all new cash flow has been allocated to the other managers since that time. These efforts combined with market actions to produce the following allocations as of September 30, 2001. Turner's portion of the Fund was 31.3%. Evergreen managed 21.0% of the total Fund. Mercury's value mandate accounted for 27.9% and its global small cap portfolio represented 19.8% of the Fund.

FISCAL YEAR IN REVIEW
     During much of the 12-month period ending September 30, 2001 the stock market was under considerable pressure due to concerns about corporate profits and the slumping economy. These conditions worsened during the third quarter of 2001 as a result of broadly negative investor sentiment toward growth stocks, continued economic concerns and the sharp market decline in reaction to the devastating events of September 11, 2001. The widespread investor uncertainty concerning the economic outlook and the political environment had a negative impact on traditional growth sectors, including the technology and consumer sectors. Because the Fund was weighted more heavily toward growth stocks and held significant investments in the technology sector, it underperformed its benchmark, the Russell 3000 Index. While the Fund's continued exposure to value stocks helped to mitigate the negative effect of the Fund's growth stock exposure, it was not enough to offset the impact of such a significant decline in growth stocks.
     Market conditions during the last 12 months have been unprecedented and have been compounded by political uncertainty surrounding possible U.S. and world reaction to terrorist threats. However, downturns in the stock market are actually the normal order of things. Historically, stocks have lost money about one in every four years. The current bear market serves as a reminder that downturns are the price investors pay for the significant long-term return potential of the equity market. Many high quality, growth oriented companies with solid fundamentals remain well positioned to deliver strong results over the long term. In addition, many value companies perform very well during periods of overall market weakness. We believe that employing a multi-manager approach and offering a diversified portfolio of those managers' "best ideas", will allow the Target Select Equity Fund to continue to deliver strong relative value over the long term.

TARGET SELECT EQUITY FUND

GROWTH OF A $500,000 INVESTMENT IN THE TARGET SELECT EQUITY FUND:
DECEMBER 31, 1997-SEPTEMBER 30, 2001*

[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS]

                   Target Select         S&P 500        Russell 3000
                    Equity Fund           Index             Index
12/31/97             $500,000           $500,000          $500,000
Sep 98                517,500            530,127           511,099
Sep 99                931,707            677,503           645,620
Sep 00              1,625,363            767,475           763,059
Sep 01                688,504            563,173           550,089


-------------------------------------
   Fund annualized total returns
   -----------------------------
    PAST        PAST       SINCE
  ONE YEAR   THREE YEARS  INCEPTION
  (57.64)%      9.99%       8.90%
------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on fund distributions or redemptions of fund shares. The inception date of the Target Select Equity Fund is December 31, 1997.

SCHEDULE OF INVESTMENTS                                       ALPHA SELECT FUNDS
September 30, 2001


                                                 Market
TARGET SELECT                                    Value
EQUITY FUND                           Shares     (000)
--------------------------------------------------------------------------------
COMMON STOCK--91.6%
ADMINISTRATION OF HUMAN
   RESOURCE PROGRAMS--0.9%
   First Health Group*                  500     $   15
                                                ------
ADVERTISING & RELATED SERVICES--0.6%
   Catalina Marketing*                  400         11
                                                ------
AGRICULTURE, CONSTRUCTION & MINING
   MACHINERY MANUFACTURING--0.2%
   Grant Prideco*                       700          4
                                                ------
ARCHITECTURAL, ENGINEERING &
   RELATED SERVICES--0.9%
   Delta Plc (GB)                     7,200         11
   Leica Geosystems* (CH)                30          5
                                                ------
                                                    16
                                                ------
BASIC CHEMICAL MANUFACTURING--1.5%
   EI du Pont de Nemours                300         11
   Kerr-McGee                           300         16
                                                ------
                                                    27
                                                ------
CABLE NETWORKS & PROGRAM
   DISTRIBUTION--1.4%
   Comcast, Cl A*                       300         11
   USA Networks*                        750         13
                                                ------
                                                    24
                                                ------
CIGARETTE MANUFACTURING--1.6%
   HM Sampoerna (ID)                 90,000         29
                                                ------
CLOTHING STORES--0.5%
   Intimate Brands                    1,050          9
                                                ------
COAL MINING--0.6%
   Arch Coal                            700         11
                                                ------
COLLEGES, UNIVERSITIES & PROFESSIONAL
   SCHOOLS--0.9%
   Career Education*                    300         16
                                                ------


                                                Market
                                                Value
                                    Shares       (000)
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT
MANUFACTURING--5.3%
   Cisco Systems*                     2,150     $   26
   Lucent Technologies                2,000         11
   Motorola                             900         14
   Polycom*                             790         19
   Qualcomm*                            510         24
                                                ------
                                                    94
                                                ------
COMPUTER & PERIPHERAL EQUIPMENT
   MANUFACTURING--3.6%
   Compaq Computer                    1,250         10
   Dell Computer*                     1,070         20
   International Business Machines      150         14
   Lexmark International*               400         18
   Palm*                                900          1
                                                ------
                                                    63
                                                ------
COMPUTER SYSTEMS DESIGN &
   RELATED SERVICES--2.1%
   3Com*                              3,300         12
   Cadence Design Systems*              300          5
   Optimal Robotics, Cl A*              500         12
   Turnstone Systems*                   600          2
   Unisys*                              700          6
                                                ------
                                                    37
                                                ------
CROP PRODUCTION SUPPORT ACTIVITIES--0.2%
   Southcorp Ltd. (AU)                  700          3
                                                ------
CUTLERY & HANDTOOL MANUFACTURING--1.4%
   Gillette                             850         25
                                                ------
DATA PROCESSING SERVICES--0.7%
   MedQuist*                            500         13
                                                ------
DEPOSITORY CREDIT INTERMEDIATION--1.0%
   Bank of America                      200         12
   Bank One                             200          6
                                                ------
                                                    18
                                                ------

SCHEDULE OF INVESTMENTS                                       ALPHA SELECT FUNDS
September 30, 2001


                                                Market
TARGET SELECT                                    Value
EQUITY FUND                            Shares    (000)
--------------------------------------------------------------------------------
DRUGS & DRUGGISTS' SUNDRIES
WHOLESALE--1.3%
   Cardinal Health                      300     $   22
                                                ------
ELECTRIC POWER GENERATION, TRANSMISSION &
   DISTRIBUTION--1.3%
   Calpine*                             970         22
                                                ------
ELECTRONIC SHOPPING &
   MAIL-ORDER HOUSES--1.3%
   eBay*                                500         23
                                                ------
ELECTRONICS & APPLIANCE STORES--2.5%
   Best Buy*                            610         28
   RadioShack                           640         16
                                                ------
                                                    44
                                                ------
ENGINE, TURBINE & POWER TRANSMISSION
   EQUIPMENT MANUFACTURING--0.6%
   Cummins                              300         10
                                                ------
GENERAL FREIGHT TRUCKING--0.1%
   Yellow*                              100          2
                                                ------
GENERAL MEDICAL & SURGICAL HOSPITALS--1.0%
   Health Management
     Associates, Cl A*                  800         17
                                                ------
INSURANCE CARRIERS--2.0%
   ACE Ltd.                             650         19
   Everest Re Group Ltd.                230         15
   Partner Re Ltd.                       30          1
                                                ------
                                                    35
                                                ------
LIMITED-SERVICE EATING PLACES--1.2%
   AFC Enterprises*                     500         10
   McDonald's                           400         11
                                                ------
                                                    21
                                                ------
MACHINERY, EQUIPMENT & SUPPLIES
   WHOLESALE--0.7%
   WW Grainger                          300         12
                                                ------

                                                Market
                                                Value
                                    Shares       (000)
--------------------------------------------------------------------------------
MEDICAL & DIAGNOSTIC LABORATORIES--1.0%
   Laboratory Corporation of
     America Holdings*                  210     $   17
                                                ------
MEDICAL EQUIPMENT & SUPPLIES
   MANUFACTURING--4.8%
   Boston Scientific*                   700         14
   Haemonetics-Mass*                    400         14
   Johnson & Johnson                    470         26
   Respironics*                         400         14
   Varian Medical Systems*              250         16
                                                ------
                                                    84
                                                ------
METAL ORE MINING--0.8%
   Lihir Gold Ltd.* (AU)             25,143         14
                                                ------
MINING SUPPORT ACTIVITIES--0.9%
   Diamond Offshore Drilling            400         10
   Rowan*                               450          6
                                                ------
                                                    16
                                                ------
MOTION PICTURE & VIDEO INDUSTRIES--1.9%
   Clear Channel Communications*        670         27
   Walt Disney                          400          7
                                                ------
                                                    34
                                                ------
MOTOR VEHICLE MANUFACTURING--0.1%
   Brilliance China Automotive
     ADR (HK)                           100          2
                                                ------
MOTOR VEHICLE PARTS MANUFACTURING--1.7%
   Dana                                 600          9
   Delphi Automotive Systems            600          7
   Lear*                                500         14
                                                ------
                                                    30
                                                ------
NAVIGATIONAL/MEASURING/ELECTROMEDICAL/
   CONTROL INSTRUMENTS MANUFACTURING--1.4%
   L-3 Communications Holdings*          50          4
   Mettler Toledo International*        300         13
   Techem* (DE)                          45          1
   Thermo Electron*                     400          7
                                                ------
                                                    25
                                                ------

SCHEDULE OF INVESTMENTS                                       ALPHA SELECT FUNDS
September 30, 2001

                                                Market
TARGET SELECT                                    Value
EQUITY FUND (Continued)             Shares       (000)
--------------------------------------------------------------------------------

NEWSPAPER/PERIODICAL/BOOK/
   DATABASE PUBLISHERS--1.5%
   AH Belo, Cl A                      1,000     $   16
   Tribune                              350         11
                                                ------
                                                    27
                                                ------
OFFICES OF PHYSICIANS--0.7%
   Caremark Rx*                         700         12
                                                ------
OTHER FABRICATED METAL PRODUCT
   MANUFACTURING--0.5%
   Alliant Techsystems*                 100          9
                                                ------
OTHER FOOD MANUFACTURING--0.2%
   Cerebos Pacific Ltd. (SG)          4,000          4
                                                ------
OTHER GENERAL MERCHANDISE STORES--0.9%
   Wal-Mart Stores                      300         15
                                                ------
OTHER GENERAL PURPOSE MACHINERY
   MANUFACTURING--0.6%
   Pfeiffer Vacum Technology (DE)       400         11
                                                ------
OTHER SPECIAL TRADE CONTRACTORS--0.7%
   Textron                              400         13
                                                ------
OUTPATIENT CARE CENTERS--1.4%
   Aetna-New*                           450         13
   Nestor Healthcare
     Group Plc (GB)                   1,500         11
                                                ------
                                                    24
                                                ------
PAPER & PAPER PRODUCT WHOLESALE--1.5%
   Boise Cascade                        500         15
   Jefferson Smurfit Group ADR (IE)     600         11
                                                ------
                                                    26
                                                ------
PETROLEUM & COAL PRODUCTS
   MANUFACTURING--2.7%
   Petroplus International* (NL)        817         12
   Unocal                             1,110         36
                                                ------
                                                    48

                                                Market
                                                 Value
                                    Shares       (000)
--------------------------------------------------------------------------------

PHARMACEUTICAL & MEDICINE
   MANUFACTURING--5.0%
   Albany Molecular Research*           300     $    7
   Amgen*                               420         25
   Ilex Oncology*                       400         11
   Mylan Laboratories                   600         20
   Pharmaceutical Resources*            700         25
                                                ------
                                                    88
                                                ------
PRINTING & RELATED SUPPORT ACTIVITIES--0.8%
   Topps*                             1,500         14
                                                ------
PROFESSIONAL & COMMERCIAL EQUIPMENT &
   SUPPLY WHOLESALE--1.0%
   PSS World Medical*                 1,800         17
                                                ------
PULP, PAPER & PAPERBOAD MILLS--1.1%
   Georgia-Pacific Group                300          9
   Sappi Ltd. ADR (ZA)                1,300         11
                                                ------
                                                    20
                                                ------
RADIO & TELEVISION BROADCASTING--2.4%
   AudioCodes Ltd.* (IL)              1,200          3
   Fox Entertainment Group, Cl A*       450          9
   Liberty Media, Cl A*               1,300         17
   M6-Metropole Television (FR)         100          2
   Radio One, Cl D*                     700          8
   Societe Television Francaise 1 (FR)  200          4
                                                ------
                                                    43
                                                ------
SCHEDULED AIR TRANSPORTATION--1.8%
   AMR-Del*                             500         10
   Ryanair Holdings Plc ADR* (IE)       200          8
   Singapore Airlines Ltd. (SG)       3,000         14
                                                ------
                                                    32
                                                ------
SECURITY & COMMODITY CONTRACTS
   INTERMEDIATION & BROKERAGE--1.2%
   Goldman Sachs Group                  300         21
                                                ------

SCHEDULE OF INVESTMENTS                                       ALPHA SELECT FUNDS
September 30, 2001

                                                Market
TARGET SELECT                                    Value
EQUITY FUND (Continued)             Shares       (000)
--------------------------------------------------------------------------------

SEMICONDUCTOR & OTHER ELECTRONIC
COMPONENT MANUFACTURING--9.8%
   Analog Devices*                      560     $   18
   Broadcom, Cl A*                      720         15
   Celestica* (CA)                      830         23
   Flextronics International
     Ltd.* (SG)                       1,100         18
   Intel                              1,050         21
   Micron Technology*                 1,284         24
   Nvidia*                            1,170         32
   Perlos (FI)                          900          7
   Tyco International Ltd.              300         14
                                                ------
                                                   172
                                                ------
SHIP & BOAT BUILDING--0.3%
   Ferretti* (IT)                     2,000          5
                                                ------
SOAP, CLEANERS & TOILET PREPARATION
   MANUFACTURING--0.6%
   Clorox                               300         11
                                                ------
SOFTWARE PUBLISHERS--1.8%
   Borland Software*                  1,000          8
   Electronic Arts*                     500         23
                                                ------
                                                    31
                                                ------
SPECIALIZED FREIGHT TRUCKING--0.7%
   Arkansas Best*                       600         12
                                                ------
SUPPORT ACTIVITIES FOR MINING--0.7%
   UK Coal Plc (GB)                   9,300         12
                                                ------
TELECOMMUNICATIONS--4.0%
   Aether Systems*                    1,100          7
   AT&T                                 800         15
   Price Communications*                100          2
   Sprint-PCS Group*                    880         23
   Telecom Argentina ADR (AR)           600          5
   WorldCom-WorldCom Group*           1,200         18
                                                ------
                                                    70
                                                ------
TRANSPORTATION EQUIPMENT
   MANUFACTURING--1.5%
   General Dynamics                     310         27
                                                ------

                                                Market
                                  Shares/Face    Value
                                  Amount (000)   (000)
--------------------------------------------------------------------------------
TRAVELER ACCOMMODATION--0.2%
   Mandalay Resort Group*               200     $    3
                                                ------
TOTAL COMMON STOCK
   (Cost $1,912)                                 1,612
                                                ------
WARRANTS--0.0%
   Dime Bancorp* (A)                    300        --
                                                ------
TOTAL WARRANTS
   (Cost $0)                                       --
                                                ------
COMMERCIAL PAPER--3.3%
   General Motors Acceptance
     3.440%, 10/01/2001                 $58         58
                                                ------
TOTAL COMMERCIAL PAPER
   (Cost $58)                                       58
                                                ------
TOTAL INVESTMENTS--94.9%
   (Cost $1,970)                                 1,670
                                                ------
OTHER ASSETS AND LIABILITIES, NET--5.1%              89
                                                ------
TOTAL NET ASSETS--100.0%                        $1,759
                                                ======

*NON-INCOME PRODUCING SECURITY
(A) REPRESENTS A POTENTIAL SETTLEMENT IN A LEGAL CLAIM. THERE IS NO STRIKE PRICE OR EXPIRATION DATE.
ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS
LTD.-- LIMITED
PLC -- PUBLIC LIMITED COMPANY
COUNTRY CODES:
AR -- ARGENTINA
AU -- AUSTRALIA
CA -- CANADA
CH -- SWITZERLAND
DE -- GERMANY
FI -- FINLAND
FR -- FRANCE
GB -- UNITED KINGDOM
HK -- HONG KONG
ID -- INDONESIA
IE -- IRELAND
IL -- ISRAEL
IT -- ITALY
NL -- NETHERLANDS
SG -- SINGAPORE
ZA -- SOUTH AFRICA
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0

SCHEDULE OF INVESTMENTS                                       ALPHA SELECT FUNDS
September 30, 2001


TARGET SELECT
EQUITY FUND (Concluded)
--------------------------------------------------------------------------------

At September 30, 2001, country diversification of the Fund was as follows:

                                    % OF        VALUE
COUNTRY DIVERSIFICATION          NET ASSETS     (000)
------------------------        ------------    ------
FOREIGN COMMON STOCK
Argentina                              0.3%    $    5
Australia                              1.0         17
Canada                                 1.3         23
Finland                                0.4          7
France                                 0.3          6
Germany                                0.7         12
Hong Kong                              0.1          2
Indonesia                              1.6         29
Ireland                                1.1         19
Israel                                 0.2          3
Italy                                  0.3          5
Netherlands                            0.7         12
Singapore                              2.0         36
South Africa                           0.6         11
Switzerland                            0.3          5
United Kingdom                         1.9         34
                                     -----     ------
TOTAL FOREIGN COMMON STOCK            12.8        226
                                     -----     ------
Domestic Common Stock                 78.8      1,386
Warrants                               0.0         --
Commercial Paper                       3.3         58
                                     -----     ------
TOTAL INVESTMENTS                     94.9      1,670
Other Assets and Liablities, Net       5.1         89
                                     -----     ------
TOTAL NET ASSETS                     100.0%    $1,759
                                     =====     ======


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (000)                                                    ALPHA SELECT FUNDS
September 30, 2001

                                                                                                   TARGET SELECT
                                                                                                    EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
Assets:
   Investment Securities at Value (Cost $1,970) ............................................          $ 1,670
   Cash......................................................................................              54
   Receivable for Investment Securities Sold................................................               60
   Accrued Income............................................................................               2
   Capital Shares Sold.......................................................................               6
   Receivable Due from Adviser...............................................................              31
   Prepaid Expenses..........................................................................               7
---------------------------------------------------------------------------------------------------------------------------
     Total Assets...........................................................................            1,830
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payable for Investment Securities Purchased .............................................               40
   Accrued Expenses.........................................................................               31
---------------------------------------------------------------------------------------------------------------------------
     Total Liabilities .....................................................................               71
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Portfolio capital (unlimited authorization-- no par value)
     based on 276,007 outstanding shares of beneficial interest ............................            3,778
   Accumulated Net Realized Loss on Investments..............................................          (1,719)
   Net Unrealized Depreciation on Investments...............................................             (300)
---------------------------------------------------------------------------------------------------------------------------
     Total Net Assets ......................................................................          $ 1,759
===========================================================================================================================
Net Asset Value, Offering and Redemption Price Per Share ...................................          $  6.37
---------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


STATEMENT OF OPERATIONS (000)                                                                  ALPHA SELECT FUNDS
For the Year Ended September 30, 2001

                                                                                                   TARGET SELECT
                                                                                                    EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest..................................................................................         $   14
   Dividend .................................................................................             11
---------------------------------------------------------------------------------------------------------------------
     Total Investment Income.................................................................             25
---------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees..................................................................             28
   Administrator Fees........................................................................             65
   Transfer Agent Fees.......................................................................             43
   Printing Fees.............................................................................             35
   Registration Fees.........................................................................             29
   Professional Fees.........................................................................             28
   Custodian Fees............................................................................             18
   Trustee Fees..............................................................................             12
   Amortization of Deferred Organizational Costs.............................................              4
   Insurance and Other Fees..................................................................              5
---------------------------------------------------------------------------------------------------------------------
     Total Expenses..........................................................................            267
---------------------------------------------------------------------------------------------------------------------
   Less: Investment Advisory Fee Waiver......................................................            (28)
         Reimbursements by Adviser...........................................................           (203)
         Directed Brokerage..................................................................             (4)
---------------------------------------------------------------------------------------------------------------------
     Net Expenses............................................................................             32
---------------------------------------------------------------------------------------------------------------------
        Net Investment Loss..................................................................             (7)
---------------------------------------------------------------------------------------------------------------------
   Net Realized Loss From Securities Sold....................................................         (1,714)
   Net Realized Gain on Foreign Currency Transactions........................................              1
   Net Unrealized Depreciation of Investment Securities......................................           (781)
---------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Loss on Investments...........................................         (2,494)
---------------------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting From Operations......................................        $(2,501)
---------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (000)                                                   ALPHA SELECT FUNDS
For the Years Ended September 30,

                                                                                        TARGET SELECT
                                                                                         EQUITY FUND
                                                                                -----------------------------
                                                                                     2001            2000
--------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Loss.................................................             $   (7)         $  (19)
   Net Realized Gain (Loss) From Securities Sold and Foreign Currency
     Transactions......................................................             (1,713)          1,089
   Net Unrealized Appreciation (Depreciation) of Investment
     Securities........................................................               (781)            425
--------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting
         From Operations...............................................             (2,501)          1,495
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Realized Capital Gains .............................................             (1,017)           (640)
--------------------------------------------------------------------------------------------------------------
     Total Distributions...............................................             (1,017)           (640)
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds From Shares Issued.........................................                828           2,749
   Proceeds From Shares Issued in Lieu of Cash Distributions...........                931             624
   Cost of Shares Redeemed.............................................               (988)         (1,561)
--------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Capital Share Transactions............                771           1,812
--------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets...........................             (2,747)          2,667
--------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Year.................................................              4,506           1,839
--------------------------------------------------------------------------------------------------------------
     End of Year ......................................................             $1,759          $4,506
==============================================================================================================
Shares Issued and Redeemed:
   Issued..............................................................                 90             135
   Issued in Lieu of Cash Distributions ...............................                 82              39
   Redeemed............................................................               (102)            (75)
--------------------------------------------------------------------------------------------------------------
   Net Increase in Capital Shares......................................                 70              99
--------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                                                             ALPHA SELECT FUNDS
For a Share Outstanding Throughout each Period

                   Net
                  Asset                            Realized and        Distributions
                  Value              Net            Unrealized           from Net                                     Net Asset
                Beginning        Investment         Gain (Loss)         Investment         Distributions from         Value End
                of Period           Loss          on Investments          Income              Capital Gains           of Period
               ----------       ------------      --------------       -------------       -------------------        ----------
-------------------------
TARGET SELECT EQUITY FUND
-------------------------

2001(1)         $21.84            $(0.02)           $(10.32)             $  --                  $(5.13)                $ 6.37
2000             17.17             (0.06)             10.74                 --                   (6.01)                 21.84
1999             10.34             (0.07)              7.80                 --                   (0.90)                 17.17
1998(2)          10.00                --               0.35              (0.01)                     --                  10.34

                                                                                                   Ratio of Net
                                                     Ratio of Net          Ratio of Total          Investment
                                   Net                 Expenses               Expenses            Income (Loss)         Portfolio
           Total               Assets End             to Average             to Average            to Average           Turnover
           Return+           of Period (000)         Net Assets++            Net Assets           Net Assets++            Rate
           -------           ---------------         ------------          ---------------        ------------          --------
-------------------------
Target Select Equity Fund
-------------------------

2001(1)    (57.64)%              $1,759                 1.23%(3)              10.29%               (0.26)%            681.78%
2000        74.45                 4,506                 1.30                   6.06                (0.55)           1,081.55
1999        80.04                 1,839                 1.30                  10.19                (0.56)           1,279.40
1998(2)      3.50                   966                 1.30                  18.76                 0.02              803.02

  + Returns are for the period indicated and have not been annualized.
 ++ Inclusive of directed brokerage arrangements, waivers, and reimbursements.
(1) On October 19, 2000 shareholders of the TIP Target Select Equity Fund (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the Alpha Select Funds Target Select Equity
    Fund. In connection with the reorganization, shareholders approved a change in the adviser from Turner Investment
    Partners, Inc. to Concentrated Capital Management, LP.
(2) Commenced operations on December 31, 1997. All ratios for the period have been annualized.
(3) On November 1, 2000 the maximum expense cap changed from 1.30% to 1.22%. See note 5 in the Notes to Financial Statements.


 Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                 ALPHA SELECT FUNDS
September 30, 2001


   1.ORGANIZATION:
ALPHA SELECT FUNDS (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with one portfolio, the Target Select Equity Fund (the "Fund"). The Fund is registered to offer three separate classes of shares: Class A Shares, Class C Shares and Class I Shares. The Class I Shares are the only active class of shares as of September 30, 2001. The Fund is non-diversified, and may therefore be invested in equity securities of a limited number of issuers. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies.

On November 1, 2000, the Fund acquired all the assets and liabilities of the TIP Funds' TIP Target Select Equity Fund in a tax-free reorganization. The historical accounting and performance presented is that of the TIP Target Select Equity Fund.


2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Securities listed on a foreign exchange are valued based on quotations from the primary market in which they are traded. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term obligations with maturities of sixty days or less are valued at amortized cost which approximates market value. Subject to the foregoing, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     The Fund may be subject to taxes imposed by countries in which it invests with respect to

NOTES TO FINANCIAL STATEMENTS (Continued)                     ALPHA SELECT FUNDS
September 30, 2001

its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective date of such transaction.

     For foreign equity securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The Fund reports certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is at least 102%. In the event of default of the counterparty and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders annually. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually. Distributions from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, $6,142 of unused net operating losses from the current year, has been charged to paid-in-capital at September 30, 2001.

     ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Fund does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.


3.   TRANSACTIONS WITH AFFILIATES:
Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.


4.  ADMINISTRATION AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services to the Fund for an annual fee of 0.09% of the aggregate average daily net assets of the

NOTES TO FINANCIAL STATEMENTS (Continued)                     ALPHA SELECT FUNDS
September 30, 2001

Fund up to $250 million, 0.07% on the next $250 million, 0.06% on the next $250 million, 0.05% on the next $1.25 billion, and 0.04% of such assets in excess on $2 billion. There is a minimum annual fee of $65,000 for the first class of shares, and $15,000 for each additional class, payable to the Administrator for services rendered to the Fund under the Administration Agreement. The Administrator may, at its sole discretion waive all or a portion of its fees.

The Target Select Equity Fund has directed certain portfolio trades to brokers who paid a portion of its expenses. For the year ended September 30, 2001, the Fund's expenses were reduced by $4,082 under this arrangement.

DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services relating to its Class I Shares under this agreement.

Effective October 1, 2001, Turner Investment Partners, Inc. ("Turner"), an affiliate of the Investment Adviser, will begin providing administrative services to the Fund under an Administration Agreement with the Trust. For its services, Turner will receive an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion, and 0.12% on such assets in excess of $2 billion (subject to applicable waivers). Under a separate Sub-Administration Agreement between Turner and SEI Investments Mutual Funds Services ("SEI"), SEI will provide sub-administrative services to the Fund. Effective October 1, 2001, CCM Securities Inc., a broker dealer subsidiary of Turner Investment Partners, Inc., will begin providing distribution services to the Fund under a Distribution Agreement. CCM Securities Inc. will also begin providing shareholder servicing services to the Fund under a Shareholder Servicing Plan and Agreement effective October 1, 2001.


5.  INVESTMENT ADVISORY AGREEMENT:
The Trust and Concentrated Capital Management, LP ("CCM") (the "Adviser") are parties to an Investment Advisory Agreement dated May 23, 2000, under which the Adviser receives an annual fee equal to 1.0625% (1.05% prior to November 1, 2000 adviser reorganization) of the average daily net assets of the Target Select Equity Fund. The Fund had three Sub-Advisers - Evergreen Investment Management Company, LLP, Mercury Advisors, and Turner Investment Partners, Inc., (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each Sub-Adviser managed a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. For its services, each of the Sub-Advisers is entitled to receive a fee payable by CCM. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Target Select Equity Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.22% (1.30% prior to November 1, 2000 adviser reorganization). Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

The Advisory fee for the Fund is subject to a monthly performance adjustment based on the Fund's performance relative to the performance of its benchmark. If the Fund outperforms its benchmark by 3% or more, the base advisory fee rate will be increased for the next period. If the Fund underperforms its benchmark by 3% or more, the base advisory fee rate will be decreased for the next period. Accordingly the overall fee may vary by 0.15% either way. Performance adjustments will commence on November 1, 2001.

NOTES TO FINANCIAL STATEMENTS (Concluded)                     ALPHA SELECT FUNDS
September 30, 2001

6.  INVESTMENT TRANSACTIONS:
The total cost of security purchases and the proceeds from security sales for the Fund, other than short-term investments, for the year ended September 30, 2001, are as follows (000):

Purchases .........................    $15,540
Sales .............................     15,875

At September 30, 2001, the total cost of securities and net realized gains or losses on securities sold for Federal income tax purposes was $1,991,962. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at September 30, 2001, is as follows (000):


Aggregate gross unrealized appreciation.....   $  52
Aggregate gross unrealized depreciation.....    (374)
                                               -----
Tax net unrealized depreciation.............   $(322)
                                               =====

Subsequent to October 31, 2000, the Fund had recognized $1,575,568 of net capital losses that have been deferred to 2001 for tax purposes and can be used to offset future capital gains at September 30, 2002. The Fund also had $121,394 in capital loss carryforwards at September 30, 2001, which can be used to offset future capital gains through September 2009.


7. FORWARD FOREIGN CURRENCY CONTRACTS:
The Fund can enter into forward foreign currency exchange contracts as a hedge against portfolio positions and in connection with portfolio purchases and sales of securities denominated in foreign currency. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.


8.  CONCENTRATION OF RISK:
The Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.


9.  REORGANIZATION:
On October 19, 2000, the shareholders of the TIP Target Select Equity Fund (the "Fund") approved a tax-free reorganization, effective November 1, 2000, under which all of the assets and liabilities of the Fund were transferred to the Alpha Select Funds Target Select Equity Fund. In connection with the reorganization, shareholders approved a change in the adviser from Turner Investment Partners, Inc. to Concentrated Capital Management, LP.


10. SUBSEQUENT EVENTS:
Mercury Advisors has resigned as a Sub-Adviser to the Fund, effective October 31, 2001. The assets managed by Mercury Advisors will be allocated by the Adviser to Turner Investment Partners, Inc., one of the current Sub-Advisers to the Fund. The Adviser may, consistent with the Investment Advisers' Act of 1940, appoint new sub-advisers to manage the assets that had been managed by Mercury Advisors.

At September 30, 2001, the Mercury Target Select Equity Fund, Inc. held 25% of the outstanding shares of the Fund. Subsequent to September 30, 2001, the Board of Directors of the Mercury Target Select Equity Fund, Inc. approved a proposal which will result in its liquidation and the redemption of all its shares held.

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Board of Trustees
Alpha Select Funds -- Target Select Equity Fund

We have audited the accompanying statement of assets and liabilities of the Alpha Select Funds -- Target Select Equity Fund (the "Fund"), including the schedule of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Select Funds -- Target Select Equity Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                             {Signature Omitted}

                                              Ernst & Young LLP


Philadelphia, Pennsylvania
October 29, 2001

                             NOTICE TO SHAREHOLDERS
                                       OF
                            TARGET SELECT EQUITY FUND
                                   (Unaudited)

For shareholders that do not have a September 30, 2001 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2001, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2001, the Fund is designating the following items with regard to distributions paid during the year.

                                      LONG TERM
                                      (20% RATE)             ORDINARY
                                     CAPITAL GAIN             INCOME           TAX EXEMPT
             PORTFOLIO               DISTRIBUTIONS         DISTRIBUTIONS        INTEREST
             ---------               -------------         -------------       -----------
Target Select Equity Fund .........     11.15%                88.85%              0.00%

                                         TOTAL              QUALIFYING
             PORTFOLIO               DISTRIBUTIONS         DIVIDENDS(1)
             ---------               -------------         -------------
Target Select Equity Fund .........     100.00%                1.27%

----------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributors".

TRUST
Alpha Select Funds
P.O. Box 219520
Kansas City, MO 64105-9520

INVESTMENT ADVISER
Concentrated Capital Management, LP

SUB-ADVISERS
Evergreen Investment Management
  Company, LLP
Mercury Advisors
Turner Investment Partners, Inc.

DISTRIBUTOR
CCM Securities Inc.

ADMINISTRATOR
Turner Investment Partners, Inc.

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT AUDITORS
Ernst & Young LLP



To open an account, receive account information, make inquiries, or request literature:
1-888-BI-ALPHA




THIS REPORT WAS PREPARED FOR SHAREHOLDERS OF THE
ALPHA SELECT FUNDS. IT MAY BE DISTRIBUTED TO OTHERS
ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT
PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION.



ALP-AR-001-0100


            Annual
            Report
SEPTEMBER 30, 2001


ALPHA SELECT FUNDS              [LOGO]
--------------------------------------



--------------------------------------
      Target Select Equity Fund
--------------------------------------